United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2015

FUTURE HEALTHCARE OF AMERICA

(Exact name of Registrant as specified in its Charter)

Wyoming	000-54917	45-5547692
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

420 Royal Palm Way, Suite 100 Palm Beach, Florida	33480
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (561) 693-1422

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

REFERENCES

In this Current Report, references to “Future Healthcare of America,” the “Company,” “we,” “our,” “us” and words of similar import refer to Future Healthcare of America, the Registrant.

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, among others, but are not limited to:

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economic conditions generally in the United States and internationally, and in the markets and industries in which we have and may participate in the future;

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competition within our chosen markets and industries; and

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our business and growth strategies.

We believe that it is important to communicate our future expectations to investors and shareholders. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we have described in our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  All forward-looking statements should be considered in light of our reports and registration statements filed in the Edgar Archives of the United States Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.

On June 22, 2015, Future Healthcare of America disseminated a press release with respect to its signing of a non-binding letter of intent to acquire F3 & Associates, Inc..  See Item 9.01, Exhibit 99.

The information contained in this Item 7.01 and in Exhibit 99 is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such Section 18.  Furthermore, the information contained in this Item 7.01 and in Exhibit 99 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

Exhibit No.

Description of Exhibit

99

Press Release dated June 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURE HEALTCARE OF AMERICA

Date:	June 23, 2015	By:	/s/ Christopher J. Spencer
Christopher J. Spencer
President

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